UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05740)

Exact name of registrant as specified in charter:	Putnam Managed Municipal Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2013

Date of reporting period:	November 1, 2012 – April 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PMM

Putnam Managed Municipal Income Trust

Semiannual report
4 | 30 | 13

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Managed Municipal
Income Trust

Semiannual report
4 | 30 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Terms and definitions	13

Other information for shareholders	14

Financial statements	15

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Equities around the world have generally demonstrated a positive trend in early 2013. However, after a strong 2012, fixed-income markets have been facing challenges and increased volatility in 2013.

Supportive macroeconomic data, notably better housing and employment data in the United States, and the coordinated stimulative monetary policies of central banks around the world are helping to boost equity values, although investor confidence remains tempered. Markets continue to confront a variety of macroeconomic and fiscal challenges worldwide — from budget concerns in the United States to the eurozone’s debt-related troubles.

Investor apprehension today can be linked to the heightened volatility that has challenged markets for over a decade. In this fundamentally changed environment, Putnam’s equity and fixed-income teams are focused on integrating innovative investing ideas into our more time-tested, traditional strategies. It is also important to rely on the guidance of your financial advisor, who can help ensure that your portfolio matches your individual goals and tolerance for risk.

We would like to extend a welcome to new shareholders of the fund and to thank you for investing with Putnam.

About the fund

Potential for income exempt from federal income tax

Municipal bonds can help investors keep more of their investment income while also financing important public projects such as schools, roads, and hospitals. The bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities, and they offer income that is generally exempt from federal, state, and local income tax.

Putnam Managed Municipal Income Trust has the flexibility to invest in municipal bonds issued by any state in the country. The bonds are backed by the issuing city or town or by revenues collected from usage fees, and have varying degrees of credit risk — the risk that the issuer would not be able to repay the bond.

The fund also combines bonds of differing credit quality. In addition to investing in high-quality bonds, the fund’s managers allocate a portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk. When deciding whether to invest in a bond, the managers consider factors such as credit risk, interest-rate risk, and the risk that the bond will be prepaid.

The managers are backed by Putnam’s fixed-income organization, where municipal bond analysts are grouped into sector teams and conduct ongoing research. Once a bond has been purchased, the managers continue to monitor developments that affect the bond market, the sector, and the issuer of the bond.

The goal of this research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Returns for the six-month period are not annualized, but cumulative.

4	Managed Municipal Income Trust

Interview with your fund’s portfolio manager

Putnam Managed Municipal Income Trust posted gains during the first half of its fiscal year. How would you describe the investment environment?

During the past six months, municipal bonds continued to post gains despite some heightened uncertainty for investors as 2012 came to a close. During the first quarter of 2013 the market was somewhat muted and posted a negative return during March before rebounding in April. At the start of the reporting period, investor and media attention centered on the fiscal cliff looming at the end of 2012. By way of background, as a part of the 2011 debt-ceiling negotiations, Congress had scheduled $1.2 trillion in tax increases and spending cuts to begin taking effect in January 2013 — a scenario that many investors and analysts assumed would be avoided by last-minute legislation. While that turned out to be the case, a municipal bond sell-off took place in December due in part to the uncertainty surrounding the nature of the agreement that Congress would ultimately reach to avert the across-the-board tax hikes and draconian spending cuts.

Regarding more recent performance, the beginning of the year tends to be one of tempered demand, particularly as individual investors are making adjustments to their portfolios in advance of tax season. At the same time, issuance tends to be lighter before beginning to pick back up toward the end of March. This seasonal trend, along with

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/13. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 13.

Managed Municipal Income Trust	5

increased volatility in Treasury rates, partially explains the municipal bond market’s lackluster performance in March. During April the municipal market followed the Treasury market to some extent and benefited as rates moved lower and prices moved higher.

Despite the muted performance in the first quarter, we saw some encouraging trends on the heels of a strong April. Refinancing activity has been high, as issuers are retiring higher-coupon bonds whenever possible and replacing them with lower-yielding debt. While this makes it difficult to add higher-yielding securities to the portfolio, it has simultaneously helped buoy prices and demand — the seasonal weakness notwithstanding — and this has been true particularly for more seasoned, or mature, bonds with coupons above today’s prevailing rates. In addition, increased clarity on tax rates, at least for the near future, has had a positive influence on the market.

Against this backdrop, tax-exempt bonds posted gains and outpaced the broad taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index. Moreover, the fund outperformed its benchmark index, although it did trail the average return of its Lipper peer group.

You mentioned the fiscal cliff and related legislation. How did policy developments impact the municipal bond market?

For months now, the focal point of many discussions about municipal bonds has been federal policy and the potential risks it entails. On January 1, 2013, Congress enacted a last-minute tax deal to raise rates on top earners while preserving existing brackets for most other taxpayers. Although the new, higher rates for top earners have likely bolstered

Credit qualities are shown as a percentage of portfolio market value as of 4/30/13. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit qualities are included for portfolio securities and are not included for derivative instruments and cash. The fund itself has not been rated by an independent rating agency.

6	Managed Municipal Income Trust

demand for municipal bonds by making their taxable equivalent yields that much more attractive, the correlation between tax rates and demand is rarely one-to-one. Taxes are one factor among many that investors consider when weighing options for their fixed-income portfolios and, to that end, the question of whether the income from municipal bonds will remain fully tax free is still unsettled. One potential outcome in a “grand bargain” on tax reform would cap the income level of municipal bond interest that can be claimed tax free, possibly at

28%. While we are skeptical of the prospects for any further significant tax reform in the near term under a divided Congress, we do believe it remains a possibility. We believe it is highly likely, however, that changes to the tax treatment of municipal bonds will continue to be part of any tax-reform negotiations, so some short-term headline risk does exist. We are monitoring the situation closely.

Beyond the issue of taxes, since January much of the talk among federal lawmakers has revolved around sequestration, the other half of the fiscal cliff that mandated 2% across-the-board spending cuts. While the political rhetoric associated with those cuts often has painted them as catastrophic, we believe any fallout for most states will be fairly benign. The cuts certainly won’t be beneficial for states and local communities, but their impact will be staggered over time, and we believe widespread negative effects

Top ten state allocations are shown as a percentage of portfolio market value as of 4/30/13. Investments in Puerto Rico represented 2.1% of portfolio market value. Summary information may differ from the portfolio schedule included in the financial statements due to the differing treatment of interest accruals, the floating rate portion of tender option bonds, derivative securities (if any), and classification of securities for presentation purposes.

Managed Municipal Income Trust	7

are unlikely. Sectors and localities that benefit most from federal support and areas that are heavily reliant on defense spending are the most vulnerable, in our opinion. But at this point, it is difficult to quantify exactly how sequestration will affect states’ finances. The ultimate impact will depend on how well these states have prepared and budgeted for the sequestration cuts.

Outside of the sequestration issue, how are states’ finances faring?

Generally, we have been seeing improvements across the board. According to the National Conference of State Legislatures, 45 states reported that they are likely to meet or exceed their revenue projections for fiscal year 2013. While this is an encouraging trend, challenges remain at the local level. Many states have lowered expenses by reducing their financial support to cities and counties. Should the economy begin to slow, this would almost certainly negatively affect municipal finances, in our opinion. It is important to keep in mind that general obligation bonds compose approximately one third of the overall municipal market, while two thirds are revenue bonds. Generally speaking, we feel that revenue credits are faring well, and we continue to see opportunities in higher education, utility, and health-care bonds, among others.

How would you describe the default picture in the municipal bond market?

For calendar year 2012, bankruptcy filings represented approximately 0.12% of the $3.7 trillion municipal bond market. This is in line with historical averages, and we do not believe defaults will increase meaningfully in the near future. We do expect to see occasional isolated incidents of insolvency,

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are represented as a percentage of portfolio market value. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Managed Municipal Income Trust

however, which can create headline risk. For example, in Michigan a fiscal emergency was recently declared in Detroit, which has been in financial distress for some time now. In other news, credit rating agencies Moody’s and Standard & Poor’s recently downgraded Puerto Rico’s debt. The government of Puerto Rico has since put in proposals for pension reform in an attempt to repair its credit profile. Perhaps the most significant development, however, is the bankruptcy proceedings in Stockton, California. The city filed for bankruptcy protection last summer, and the eventual outcome of the legal proceedings, with bondholders on one side and pension funds on the other, may set a precedent in the market, and could impact how other distressed cities negotiate with creditors.

How did you position the portfolio during the period?

As has been our strategy for some time, we continued to favor essential service revenue bonds over local general obligation bonds. From a credit-quality perspective, the BBB-rated segment of the curve, as well as other rating categories of the high-yield municipal bond market, continue to offer attractive relative value opportunities, in our analysis. In terms of maturities, we find 10 to 20 years to be the optimal part of the yield curve in today’s environment. We continue to have a favorable outlook and have overweighted investments in several sectors of the municipal bond market, including continuing-care retirement communities, utilities, higher education, and airlines. Generally speaking, the supply/demand picture becomes more favorable in the summer months when reinvestment demand is typically the highest of the year — thereby providing support for municipal bond prices. That said, other factors such as interest rates and the direction of the economy, among others, could influence market activity. If there is a technical imbalance throughout the spring months, our positioning should allow us to take advantage of any dislocations in the market.

How does the fund use leverage, and why?

Leverage generally involves borrowing funds or raising additional capital [e.g., by issuing debt securities or preferred stock] and investing the proceeds with the expectation of producing a return that exceeds the cost of borrowing or of the additional capital. Unlike open-end funds, closed-end funds, such as your fund, are permitted to engage in leverage by raising additional capital. Preferred share leverage is your fund’s primary source of leverage. We also use tender option bonds as a supplemental source of leverage.

Importantly, the purpose of leverage is to seek to enhance returns for the fund’s common shareholders. Leverage offers opportunities for increased investment yield and also amplifies common shareholders’ exposure to the effects of gains and losses in the fund’s investment portfolio.

Are there risks associated with the use of leverage?

We believe common shareholders generally have been well served by the fund’s use of leverage in recent years. However, the use of leverage presents certain risks for common shareholders. Because, as noted above, leverage amplifies gains and losses, the net asset value of the common shares and the returns earned by common shareholders will be more volatile in a leveraged fund than in a fund that does not use leverage. In addition, if the borrowing costs [which are typically based on short-term interest rates] associated with leverage rise, the costs of leverage will increase, most likely reducing the returns earned by common shareholders. We consider these risks and may adjust the fund’s investment exposures, taking into account leverage and other factors, as appropriate under market conditions.

Managed Municipal Income Trust	9

What is your outlook for the second half of 2013?

We continue to have a constructive outlook for municipal bonds, though we believe that returns in 2013 will be less about price appreciation and more about coupon income in the tax-exempt market. While spreads are much narrower than they were at their peak, they remain attractive within certain credit-quality areas, in our opinion. Although they softened somewhat in March, technical factors in the market — specifically, continued refunding activity and stable investor demand — generally have remained supportive in recent months. While investors now have more near-term certainty on tax rates for 2013, many issues remain unresolved, including federal budget sequestration, the debt ceiling, and the potential for broader tax reform during the year, all of which could affect the value of municipal bonds. As always, we are monitoring the situation closely and positioning the fund accordingly, based on our analysis.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul M. Drury has a B.A. from Suffolk University. A CFA charterholder, Paul has been in the investment industry since he joined Putnam in 1989.

In addition to Paul, your fund’s portfolio managers are Susan A. McCormack, CFA, and Thalia Meehan, CFA.

10	Managed Municipal Income Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return and comparative index results for periods ended 4/30/13

				Lipper High Yield
				Municipal Debt
			Barclays Municipal	Funds (closed-end)
	NAV	Market price	Bond Index	category average*

Annual average
(life of fund) (2/24/89)	6.82%	6.42%	6.51%	6.02%

10 years	94.14	100.10	63.70	96.91
Annual average	6.86	7.18	5.05	6.95

5 years	49.86	60.34	34.37	52.11
Annual average	8.43	9.90	6.09	8.72

3 years	34.15	32.39	19.72	38.98
Annual average	10.29	9.80	6.18	11.58

1 year	9.33	8.83	5.19	12.70

6 months	2.93	–2.24	1.78	4.19

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/13, there were 12, 12, 12, 12, 8, and 6 funds, respectively, in this Lipper category.

Managed Municipal Income Trust	11

Fund price and distribution information For the six-month period ended 4/30/13

Distributions — common shares

Number		6

Income [1]		$0.2334

Capital gains [2]		—

Total		$0.2334

	Series A		Shares C
Distributions — preferred shares	(245 shares)		(1,980 shares)

Income [1]	$81.41		$38.60

Capital gains [2]	—		—

Total	$81.41		$38.60

Share value — common shares	NAV		Market price

10/31/12	$8.10		$8.37

4/30/13	8.10		7.95

Current rate (end of period)

Current dividend rate [3]	5.76%		5.87%

Taxable equivalent [4]	10.18%		10.37%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 43.40% federal tax rate for 2013. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/13

	NAV	Market price

Annual average
(life of fund) (2/24/89)	6.80%	6.38%

10 years	96.13	98.32
Annual average	6.97	7.09

5 years	49.90	59.38
Annual average	8.43	9.77

3 years	35.29	33.55
Annual average	10.60	10.12

1 year	10.49	8.44

6 months	2.79	–4.02

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

12	Managed Municipal Income Trust

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Managed Municipal Income Trust	13

Other information for shareholders

Important notice regarding share repurchase program

In September 2012, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2012, up to 10% of the fund’s common shares outstanding as of October 7, 2012.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2013, Putnam employees had approximately $381,000,000 and the Trustees had approximately $91,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14	Managed Municipal Income Trust

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of  the  fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Managed Municipal Income Trust	15

The fund’s portfolio 4/30/13 (Unaudited)

Key to holding’s abbreviations
ABAG Association Of Bay Area Governments	G.O. Bonds General Obligation Bonds
AGM Assured Guaranty Municipal Corporation	GNMA Coll. Government National Mortgage
AMBAC AMBAC Indemnity Corporation	Association Collateralized
COP Certificates of Participation	NATL National Public Finance Guarantee Corp.
FGIC Financial Guaranty Insurance Company	Radian Insd. Radian Group Insured
FHLMC Coll. Federal Home Loan Mortgage	U.S. Govt. Coll. U.S. Government Collateralized
Corporation Collateralized	VRDN Variable Rate Demand Notes, which are
FNMA Coll. Federal National Mortgage	floating-rate securities with long-term maturities,
Association Collateralized	that carry coupons that reset every one or seven
FRB Floating Rate Bonds: the rate shown is	days. The rate shown is the current interest rate at
the current interest rate at the close of the	the close of the reporting period.
reporting period

MUNICIPAL BONDS AND NOTES (126.7%)*	Rating**	Principal amount	Value

Alabama (1.4%)
Butler, Indl. Dev. Board Solid Waste Disp. Rev.
Bonds (GA. Pacific Corp.), 5 3/4s, 9/1/28	A	$1,500,000	$1,589,190

Courtland, Indl. Dev. Board Env. Impt. Rev. Bonds
(Intl. Paper Co.), Ser. A, 5s, 11/1/13	BBB	1,500,000	1,532,685

Cullman Cnty., Hlth. Care Auth. Rev. Bonds
(Cullman Regl. Med. Ctr.), Ser. A, 6 3/4s, 2/1/29	Ba1	2,100,000	2,287,887

Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A,
6 1/4s, 11/1/33	BBB	1,000,000	1,139,210

			6,548,972
Arizona (4.5%)
Apache Cnty., Indl. Dev. Auth. Poll. Control
Rev. Bonds (Tucson Elec. Pwr. Co.), Ser. A,
4 1/2s, 3/1/30	Baa3	1,750,000	1,821,068

Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
Grande Regl. Med. Ctr.), Ser. A
7 5/8s, 12/1/29	BB–/P	1,800,000	1,850,346
7 1/4s, 12/1/19	BB–/P	1,000,000	1,028,040

Cochise Cnty., Indl. Dev. Auth. Rev. Bonds (Sierra
Vista Regl. Hlth. Ctr.), Ser. A, 6.2s, 12/1/21	BBB+/P	395,000	449,700

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s, 10/1/32	Baa3	2,000,000	2,130,720

Maricopa Cnty., Poll. Control Rev. Bonds (El Paso
Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa2	2,200,000	2,599,409

Navajo Cnty., Poll. Control Corp. Mandatory
Put Bonds (6/1/16) (AZ Pub. Svc. Co.), Ser. E,
5 3/4s, 6/1/34	Baa1	1,950,000	2,212,841

Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds (Choice
Academies, Inc.), 5 5/8s, 9/1/42	BB+	315,000	322,897

Pima Cnty., Indl. Dev. Auth. Rev. Bonds (Horizon
Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB	1,140,000	1,139,954

Salt River Agricultural Impt. & Pwr. Dist. Rev.
Bonds, Ser. A, 5s, 12/1/31	Aa1	2,000,000	2,369,880

16	Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (126.7%)* cont.	Rating**	Principal amount	Value

Arizona cont.
Salt Verde, Fin. Corp. Gas Rev. Bonds
5 1/2s, 12/1/29	A–	$2,000,000	$2,404,300
5s, 12/1/32	A–	570,000	649,367

Tempe, Indl. Dev. Auth. Rev. Bonds
(Friendship Village),
Ser. A, 6 1/4s, 12/1/42	BB–/P	1,000,000	1,097,240
Ser. A, U.S. Govt. Coll., 5 3/8s, 12/1/13
(Escrowed to maturity)	BB–/P	138,000	142,056

Yavapai Cnty., Indl. Dev. Ed. Auth. Rev. Bonds
(Agribusiness & Equine Ctr.), 5s, 3/1/32	BB+	1,000,000	999,930

			21,217,748
Arkansas (0.4%)
Arkadelphia, Pub. Ed. Fac. Board Rev. Bonds
(Ouachita Baptist U.), 6s, 3/1/33	BB+/P	840,000	917,666

Rogers, Rev. Bonds (Sales and Use Tax),
3 3/4s, 11/1/34	AA	715,000	721,364

			1,639,030
California (14.6%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmnty.), 6s, 7/1/31	BBB	660,000	776,734

CA Edl. Fac. Auth. Rev. Bonds (U. of La Verne),
Ser. A, 5s, 6/1/35	Baa2	500,000	519,370

CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central
CA), 5 1/4s, 2/1/37	Baa2	1,105,000	1,164,316

CA Muni. Fin. Auth. Rev. Bonds
(U. of La Verne), Ser. A, 6 1/8s, 6/1/30	Baa2	1,000,000	1,168,050
(Emerson College), 6s, 1/1/42	Baa1	1,000,000	1,212,830

CA Poll. Control Fin. Auth. Rev. Bonds
(Wtr. Furnishing), 5s, 7/1/37	Baa3	2,000,000	2,072,760
(Pacific Gas & Electric Corp.), Class D, FGIC,
4 3/4s, 12/1/23	A3	2,500,000	2,749,349

CA Poll. Control Fin. Auth. Solid Waste Disp.
FRB (Waste Management, Inc.), Ser. C,
5 1/8s, 11/1/23	BBB	2,150,000	2,340,297

CA Poll. Control Fin. Auth. Solid Waste Disp. 144A
Rev. Bonds (Waste Management, Inc.), Ser. A-2,
5.4s, 4/1/25	BBB	1,760,000	1,891,331

CA State G.O. Bonds
6 1/2s, 4/1/33	A1	5,000,000	6,210,550
5s, 4/1/42	A1	2,000,000	2,234,400

CA State Muni. Fin. Auth. Charter School
Rev. Bonds (Partnerships Uplift Cmnty.),
Ser. A, 5s, 8/1/32	BB+	665,000	675,281

CA State Pub. Wks. Board Rev. Bonds
(Dept. of Corrections), Ser. C, 5 1/4s, 6/1/28
(Prerefunded 12/1/13)	AA+	1,000,000	1,029,090
(Dept. of Forestry & Fire), Ser. E, 5s, 11/1/32	A2	1,250,000	1,364,275
(Capital Projects), Ser. A, 5s, 4/1/29	A2	2,000,000	2,260,580

CA Statewide Cmnty. Dev. Auth. COP (The
Internext Group), 5 3/8s, 4/1/30	BBB	2,000,000	2,006,440

Managed Municipal Income Trust	17

MUNICIPAL BONDS AND NOTES (126.7%)* cont.	Rating**	Principal amount	Value

California cont.
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Terraces at San Joaquin Gardens), Ser. A,
6s, 10/1/47	BB/P	$1,000,000	$1,076,620
(U. CA Irvine E. Campus Apts. Phase 1),
5 3/8s, 5/15/38	Baa2	1,000,000	1,103,780
(U. CA Irvine E. Campus Apts. Phase 1),
5 1/8s, 5/15/31	Baa2	2,250,000	2,497,433

CA Statewide Cmnty. Dev. Auth. 144A Rev. Bonds
(Thomas Jefferson School of Law), Ser. A,
7 1/4s, 10/1/38	BB	560,000	561,434
(American Baptist Homes West),
5 3/4s, 10/1/25	BBB	3,000,000	3,449,520

Cathedral City, Impt. Board Act of 1915 Special
Assmt. Bonds (Cove Impt. Dist.), Ser. 04-02
5.05s, 9/2/35	BB+/P	1,010,000	1,012,202
5s, 9/2/30	BB+/P	245,000	246,431

Chula Vista, Cmnty. Fac. Dist. Special
Tax Rev. Bonds
(No. 06-1 Eastlake Woods Area), 6.1s, 9/1/21	BBB/P	1,000,000	1,008,500
(No. 07-I Otay Ranch Village Eleven),
5.8s, 9/1/28	BBB–/P	275,000	279,147

Corona-Norco, School Dist. Pub. Fin. Auth. Special
Tax Bonds (Sr. Lien), Ser. A, 5s, 9/1/28	BBB+	380,000	426,577

Foothill/Eastern Corridor Agcy. Rev. Bonds
(CA Toll Road)
5.85s, 1/15/23	Baa3	500,000	513,785
5 3/4s, 1/15/40	Baa3	2,745,000	2,747,553

Golden State Tobacco Securitization
Corp. Rev. Bonds
Ser. A-2, 5.3s, 6/1/37	B3	2,000,000	1,858,780
(Enhanced Asset), Ser. A, 5s, 6/1/30	A2	500,000	565,030
(Enhanced Asset), Ser. A, 5s, 6/1/29	A2	1,125,000	1,279,530

Irvine Pub. Fac. & Infrastructure Auth. Special
Assmt. Bonds, Ser. A, 4 1/4s, 9/2/24	BBB+	500,000	515,995

Irvine, Impt. Board Act of 1915 Special Assmt.
Bonds, 5s, 9/2/25	BBB+	830,000	955,438

Univ of CA, Ser. AF Rev. bonds, 5s, 5/15/36 T	Aa1	7,000,000	8,126,755

Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev.
Bonds (Laxfuel Corp.), 4 1/2s, 1/1/27	A	400,000	434,004

M-S-R Energy Auth. Rev. Bonds, Ser. A,
6 1/2s, 11/1/39	A–	750,000	1,030,155

Oakland, Unified School Dist. Alameda Cnty., G.O.
Bonds (Election 2006), Ser. A, 5 1/2s, 8/1/32	BBB/P	500,000	540,975

Orange Cnty., Cmnty. Fac. Dist. Special Tax
Rev. Bonds (Ladera Ranch — No. 02-1), Ser. A,
5.55s, 8/15/33	BBB–/P	900,000	902,970

Poway, Unified School Dist. Pub. Fin. Auth. Special
Tax Bonds, 5s, 9/15/32	BBB	500,000	557,805

Rancho Cordova, Cmnty. Fac. Dist. Special Tax
Bonds (Sunridge Anatolia), Ser. 03-1, 5s, 9/1/37	BB+/P	350,000	355,453

18	Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (126.7%)* cont.	Rating**	Principal amount	Value

California cont.
Sacramento, Special Tax Bonds (North Natomas
Cmnty. Fac.), Ser. 4-C, 6s, 9/1/33	BBB–/P	$1,245,000	$1,262,205

San Francisco City & Cnty. Arpt. Comm. Intl. Arpt.
Rev. Bonds, Ser. A, 5s, 5/1/30	A1	600,000	673,854

San Francisco City & Cnty., Redev. Agcy. Cmnty.
Successor Special Tax Bonds
(No. 6 Mission Bay Pub. Impts.), Ser. C,
zero %, 8/1/43	BB+/P	2,000,000	359,820
(Mission Bay), Ser. C, zero %, 8/1/38	BB+/P	2,000,000	482,220

San Francisco, City & Cnty. Redev. Fin. Auth.
Tax Alloc. Bonds (Mission Bay South), Ser. D,
6 5/8s, 8/1/39	BBB	250,000	289,215

Santaluz, Cmnty. Facs. Dist. No. 2 Special Tax Rev.
Bonds (Impt. Area No. 1), Ser. A, 5 1/4s, 9/1/26
(Prerefunded 9/1/21)	BBB+	1,630,000	1,808,338

Sunnyvale, Special Tax Rev. Bonds (Cmnty. Fac.
Dist. No. 1), 7 3/4s, 8/1/32	B+/P	835,000	836,161

Vernon, Elec. Syst. Rev. Bonds, Ser. A,
5 1/2s, 8/1/41	A–	250,000	276,485

Yucaipa Special Tax Bonds (Cmnty. Fac. Dist. No.
98-1 Chapman Heights), 5 3/8s, 9/1/30	BBB+	375,000	407,318

			68,117,141
Colorado (3.4%)
CO Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmnty.), 6 3/8s, 1/1/41	BB–/P	810,000	925,376
(Christian Living Cmntys.), Ser. A,
5 3/4s, 1/1/26	BB–/P	1,925,000	2,060,211
(Christian Living Cmntys.), Ser. A, 8 1/4s,
1/1/24 (Prerefunded 1/1/14)	AA+	375,000	398,179
(Covenant Retirement Cmnty.), Ser. A,
5s, 12/1/33	BBB–	900,000	956,268
(Evangelical Lutheran Good Samaritan Society),
5s, 12/1/33	A3	1,100,000	1,185,613
(Evangelical Lutheran), Ser. A, 6 1/8s, 6/1/38
(Prerefunded 6/1/14)	A3	2,045,000	2,173,528
(Total Longterm Care National), Ser. A,
6 1/4s, 11/15/40	BBB–/F	300,000	334,239
(Valley View Assn.), 5 1/4s, 5/15/42	BBB+	3,495,000	3,632,423

CO Pub. Hwy. Auth. Rev. Bonds (E-470), Ser. C,
5 3/8s, 9/1/26	Baa2	500,000	561,825

E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. C1,
NATL, 5 1/2s, 9/1/24	Baa2	1,000,000	1,074,690

Plaza, Tax Allocation Bonds (Metro. Dist. No. 1),
5s, 12/1/40	BB/P	1,650,000	1,720,092

Regl. Trans. Dist. Rev. Bonds (Denver Trans.
Partners), 6s, 1/15/41	Baa3	750,000	869,415

			15,891,859
Connecticut (0.2%)
Hamden, Fac. Rev. Bonds (Whitney Ctr.), Ser. A,
7 3/4s, 1/1/43	BB/P	1,050,000	1,139,366

			1,139,366

Managed Municipal Income Trust	19

MUNICIPAL BONDS AND NOTES (126.7%)* cont.	Rating**	Principal amount	Value

Delaware (0.7%)
DE St. Econ. Dev. Auth. Rev. Bonds
(Delmarva Pwr.), 5.4s, 2/1/31	BBB+	$500,000	$562,000
(Indian River Pwr.), 5 3/8s, 10/1/45	Baa3	2,600,000	2,796,170

			3,358,170
District of Columbia (1.7%)
DC Rev. Bonds (Howard U.), Ser. A
6 1/2s, 10/1/41	A3	2,500,000	3,020,050
6 1/4s, 10/1/32	A3	1,000,000	1,211,649

DC Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. A, zero %, 6/15/46	B/F	17,500,000	1,665,475

Metro. Washington, Arpt. Auth. Dulles Toll Rd.
Rev. Bonds (2nd Sr. Lien), Ser. B, zero %, 10/1/40	Baa1	10,000,000	2,284,200

			8,181,374
Florida (5.9%)
Broward Cnty., Arpt. Syst. Rev. Bonds, Ser. Q-2,
5s, 10/1/31	A1	1,000,000	1,121,070

Double Branch Cmnty. Dev. Dist. Special Assmt.
Bonds (Sr. Lien), Ser. A-1, 4 1/8s, 5/1/31	A–	500,000	497,170

Escambia Cnty., Env. Impt. Rev. Bonds
(Intl. Paper Co.), Ser. A, 5s, 8/1/26	BBB	2,000,000	2,007,300

Fishhawk, Cmnty. Dev. Dist. II Special Assmt.
Bonds, Ser. A, 6 1/8s, 5/1/34	B/P	420,000	424,200

FL Hsg. Fin. Corp. Rev. Bonds, Ser. G, GNMA Coll.,
FNMA Coll., FHLMC Coll., 5 3/4s, 1/1/37	Aa1	455,000	476,085

Florida State Higher Edl. Fac. Rev. Bonds
(U. of Tampa), Ser. A, 5s, 4/1/32	BBB+	600,000	657,780

Greater Orlando Aviation Auth. Rev. Bonds
(JetBlue Airways Corp.), 5s, 11/15/36	B/P	1,000,000	1,042,460

Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A,
5 3/8s, 6/1/46	A–	4,380,000	4,618,840

Heritage Harbour Marketplace Cmnty., Dev. Dist.
Special Assmt. Bonds, 5.6s, 5/1/36	CCC/P	350,000	321,643

Heritage Harbour, South Cmnty. Dev. Distr. Special
Assmt. Bonds, Ser. A, 6 1/2s, 5/1/34	BB+/P	430,000	435,298

Hillsborough Cnty., Indl. Dev. Auth. Poll. Control
Mandatory Put Bonds (9/1/13) (Tampa
Elec. Co.), Ser. B, 5.15s, 9/1/25	A3	400,000	406,148

Jacksonville, Econ. Dev. Comm. Hlth. Care
Fac. Rev. Bonds (FL Proton Therapy Inst.),
Ser. A, 6s, 9/1/17	BB–/P	450,000	503,033

Jacksonville, Econ. Dev. Comm. Indl. Dev. Rev.
Bonds (Gerdau Ameristeel US, Inc.), 5.3s, 5/1/37	Baa3	2,450,000	2,450,662

Lakeland, Retirement Cmnty. 144A Rev. Bonds
(1st Mtge. — Carpenters), 6 3/8s, 1/1/43	BBB–/F	840,000	927,587

Lee Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds
(Shell Pt./Alliance Oblig. Group),
5 1/8s, 11/15/36	BB+	1,075,000	1,107,680
(Shell Pt./Alliance Cmnty.), 5s, 11/15/22	BB+	1,500,000	1,597,875

20	Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (126.7%)* cont.	Rating**	Principal amount	Value

Florida cont.
Martin Cnty., Rev. Bonds (Indiantown
Cogeneration), 4.2s, 12/15/25	Ba1	$500,000	$504,270

Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
(Mount Sinai Med. Ctr.), 5s, 11/15/29	Baa2	1,000,000	1,086,870

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 5 1/2s, 11/15/33	BBB+	2,000,000	2,234,780

Palm Coast Pk. Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.7s, 5/1/37	B–/P	910,000	609,991

South Lake Hosp. Dist. Rev. Bonds (South Lake
Hosp.), Ser. A, 6s, 4/1/29	Baa1	1,000,000	1,148,520

Tolomato, Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.4s, 5/1/37	CCC/P	1,270,000	1,271,753

Verandah, West Cmnty. Dev. Dist. Special Assmt.
Bonds (Cap. Impt.), 5s, 5/1/33	BB–/P	500,000	500,390

Verano Ctr. Cmnty. Dev. Dist. Special Assmt.
Bonds (Cmnty. Infrastructure), Ser. A,
5 3/8s, 5/1/37	B–/P	935,000	713,919

Village Cmnty. Dev. Dist. No. 8 Special Assmt.
Bonds (Phase II), 6 1/8s, 5/1/39	BB/P	445,000	524,802

Village Cmnty. Dev. Dist. No. 9 Special Assmt.
Bonds, 5s, 5/1/22	B+/P	600,000	645,888

			27,836,014
Georgia (2.9%)
Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
6 1/4s, 11/1/39	A1	2,500,000	3,087,475

Clayton Cnty., Dev. Auth. Special Fac. Rev. Bonds
(Delta Airlines), Ser. A, 8 3/4s, 6/1/29	B–	2,000,000	2,532,440

Forsyth Cnty., Hosp. Auth. Rev. Bonds (Baptist
Hlth. Care Syst.), U.S. Govt. Coll., 6 1/4s, 10/1/18
(Escrowed to maturity)	AA+	1,520,000	1,729,015

Fulton Cnty., Res. Care Fac. Rev. Bonds
(Canterbury Court), Class A, 6 1/8s, 2/15/34	BB/P	600,000	611,166

GA State Private College & U. Auth. Rev. Bonds
(Mercer U.)
Ser. C, 5 1/4s, 10/1/30	Baa2	750,000	863,535
Ser. A, 5 1/4s, 10/1/27	Baa2	1,000,000	1,150,889
Ser. A, 5s, 10/1/32	Baa2	1,000,000	1,115,390

Gainesville & Hall Cnty., Devauth Retirement
Cmnty. Rev. Bonds (Acts Retirement-Life Cmnty.),
Ser. A-2, 6 3/8s, 11/15/29	BBB+	700,000	818,398

Marietta, Dev. Auth. Rev. Bonds (U. Fac. Life U.,
Inc.), Ser. PJ, 6 1/4s, 6/15/20	Ba3	1,165,000	1,242,939

Rockdale Cnty., Dev. Auth. Rev. Bonds (Visy
Paper), Ser. A, 6 1/8s, 1/1/34	B–/P	600,000	627,174

			13,778,421
Guam (—%)
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A,
5s, 10/1/34	BBB	200,000	222,178

			222,178

Managed Municipal Income Trust	21

MUNICIPAL BONDS AND NOTES (126.7%)* cont.	Rating**	Principal amount	Value

Hawaii (1.2%)
HI Dept. of Trans. Special Fac. Rev. Bonds
(Continental Airlines, Inc.), 7s, 6/1/20	B2	$1,120,000	$1,121,243

HI State Dept. Budget & Fin. Rev. Bonds
(Craigside), Ser. A, 9s, 11/15/44	B/P	400,000	478,380
(Hawaiian Elec. Co. — Subsidiary),
6 1/2s, 7/1/39	Baa1	3,000,000	3,511,050
(Kahala Nui), 5 1/8s, 11/15/32	BBB–/F	400,000	437,364

			5,548,037
Illinois (4.6%)
Chicago, G.O. Bonds, Ser. A, 5s, 1/1/33	Aa3	2,000,000	2,222,379

Chicago, Special Assmt. Bonds (Lake Shore East),
6 3/4s, 12/1/32	BB/P	1,750,000	1,792,245

Du Page Cnty., Special Svc. Area No. 31 Special
Tax Bonds (Monarch Landing)
5 5/8s, 3/1/36	B/P	350,000	355,859
5.4s, 3/1/16	B/P	114,000	119,496

IL Fin. Auth. Rev. Bonds
(American Wtr. Cap. Corp.), 5 1/4s, 10/1/39	BBB+	1,575,000	1,711,269
(IL Rush U. Med Ctr.), Ser. C, 6 5/8s, 11/1/39	A2	1,075,000	1,290,613
(Landing At Plymouth Place), Ser. A,
5.35s, 5/15/15	B+/P	600,000	603,078
(Landing At Plymouth Place), Ser. A,
6s, 5/15/25	B+/P	200,000	190,294
(Navistar Intl. Recvy. Zone), 6 1/2s, 10/15/40	B3	1,500,000	1,649,235
(Provena Hlth.), Ser. A, 7 3/4s, 8/15/34	Baa1	1,500,000	1,887,525
(Roosevelt U.), 6 1/4s, 4/1/29	Baa3	1,500,000	1,709,130
(Silver Cross Hosp. & Med. Ctr.), 7s, 8/15/44	BBB–	2,000,000	2,394,120
(Three Crowns Pk. Plaza), Ser. A,
5 7/8s, 2/15/26	B+/P	1,000,000	1,040,560

IL Hlth. Fac. Auth. Rev. Bonds
(Cmnty. Rehab. Providers Fac.), Ser. A,
7 7/8s, 7/1/20	CCC/P	108,252	82,814
(Elmhurst Memorial Hlth. Care), 5 5/8s, 1/1/28	Baa2	550,000	551,711

IL State G.O. Bonds
5s, 3/1/34	A2	750,000	805,283
5s, 8/1/21	A2	750,000	882,165

Met Pier & Exposition Auth. Rev. Bonds
(McCormick Place), Ser. B, zero %, 12/15/51	AAA	5,000,000	745,350

Railsplitter, Tobacco Settlement Auth. Rev.
Bonds, 6s, 6/1/28	A–	1,050,000	1,275,288

			21,308,414
Indiana (2.7%)
IN State Fin. Auth. Rev. Bonds (OH Valley Elec.
Corp.), Ser. A, 5s, 6/1/32	Baa3	750,000	813,135

IN State Fin. Auth. VRDN, Ser. A-3, 0.22s, 2/1/37	VMIG1	2,500,000	2,500,000

IN State Fin. Auth. Edl. Fac. Rev. Bonds
(Butler U.), Ser. B
5s, 2/1/32	BBB+	1,000,000	1,110,510
5s, 2/1/29	BBB+	1,000,000	1,120,910

22	Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (126.7%)* cont.	Rating**	Principal amount	Value

Indiana cont.
Indianapolis, Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 5.1s, 1/15/17	Baa1	$3,500,000	$3,961,229

Jasper Cnty., Indl. Poll. Control Rev. Bonds
AMBAC, 5.7s, 7/1/17	Baa2	1,125,000	1,268,291
NATL, 5.6s, 11/1/16	Baa2	700,000	779,877
Ser. A, NATL, 5.6s, 11/1/16	Baa2	500,000	557,055

St. Joseph Cnty., Econ. Dev. Rev. Bonds
(Holy Cross Village Notre Dame), Ser. A,
5 3/4s, 5/15/15	B+/P	455,000	473,013

			12,584,020
Iowa (1.6%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds (Care
Initiatives), Ser. A
5 1/4s, 7/1/17	BB+	1,040,000	1,120,454
5s, 7/1/19	BB+	2,750,000	2,909,472

IA Fin. Auth. Hlth. Fac. Rev. Bonds (Dev. Care
Initiatives), Ser. A, 5 1/2s, 7/1/25	BB+	950,000	1,002,260

Orange Cnty., Hosp. Rev. Bonds, 5 1/2s, 9/1/27	BB/P	1,205,000	1,236,571

Tobacco Settlement Auth. of IA Rev. Bonds,
Ser. C, 5 3/8s, 6/1/38	B+	1,250,000	1,209,025

			7,477,782
Kansas (0.1%)
Lenexa, Hlth. Care Fac. Rev. Bonds (LakeView
Village), 7 1/8s, 5/15/29	BB/P	500,000	570,080

			570,080
Kentucky (1.5%)
Breckinridge Cnty., Lease Program VRDN, Ser. A,
0.18s, 2/1/32	VMIG1	3,195,000	3,195,000

KY Econ. Dev. Fin. Auth. Rev. Bonds
(First Mtge.), Ser. IA, 8s, 1/1/29	B+/P	267,000	273,298
(Masonic Home Indpt. Living II),
7 1/4s, 5/15/41	BB–/P	500,000	585,940
(Masonic Home Indpt. Living II), 7s, 5/15/30	BB–/P	500,000	585,685

KY State Econ. Dev. Fin. Auth. Hlth. Care Rev.
Bonds (Masonic Homes of KY), 5 3/8s, 11/15/42	BB–/P	900,000	929,466

Louisville/Jefferson Cnty., Metro. Govt. College
Rev. Bonds (Bellarmine U.), Ser. A, 6s, 5/1/28	Baa3	500,000	551,765

Owen Cnty., Wtr. Wks. Syst. Rev. Bonds
(American Wtr. Co.), Ser. A, 6 1/4s, 6/1/39	BBB+	700,000	783,006

			6,904,160
Louisiana (1.3%)
Rapides, Fin. Auth. FRB (Cleco Pwr.), AMBAC,
4.7s, 11/1/36	Baa2	750,000	780,893

Stadium & Exposition Dist. Rev. Bonds,
Ser. A, 5s, 7/1/32	A3	2,145,000	2,443,627

Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. 01-B, 5 7/8s, 5/15/39	A3	2,700,000	2,717,253

			5,941,773

Managed Municipal Income Trust	23

MUNICIPAL BONDS AND NOTES (126.7%)* cont.	Rating**	Principal amount	Value

Maine (0.8%)
ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(ME Gen. Med. Ctr.), 7 1/2s, 7/1/32	Baa3	$1,000,000	$1,285,870

Rumford, Solid Waste Disp. Rev. Bonds (Boise
Cascade Corp.), 6 7/8s, 10/1/26	B2	2,500,000	2,511,725

			3,797,595
Maryland (1.4%)
Baltimore Cnty., Rev. Bonds (Oak Crest Village,
Inc. Fac.), Ser. A, 5s, 1/1/37	BBB+	2,000,000	2,071,520

MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.2s, 9/1/22	A	550,000	675,098

MD State Indl. Dev. Fin. Auth. Rev. Bonds
(Synagro-Baltimore), Ser. A, 5 3/8s, 12/1/14	BBB+/F	1,000,000	1,036,310

MD State Indl. Dev. Fin. Auth. Econ. Dev. Rev.
Bonds (Our Lady of Good Counsel School),
Ser. A, 6s, 5/1/35	BB–/P	400,000	416,672

Westminster, Econ. Dev. Rev. Bonds (Carroll
Lutheran Village), Ser. A
6 1/4s, 5/1/34	BB/P	600,000	601,998
5 7/8s, 5/1/21	BB/P	1,600,000	1,608,176

			6,409,774
Massachusetts (6.9%)
MA Dev. Fin. Agcy. Sr. Living Fac. 144A Rev.
Bonds, Ser. B1, 7 1/4s, 6/1/16 (In default) †	D/P	2,000,000	965,639

MA Edl. Fin. Auth. Rev. Bonds, Ser. B,
5 1/2s, 1/1/23	AA	795,000	885,209

MA State Dev. Fin. Agcy. Rev. Bonds
(Boston Biomedical Research), 5 3/4s, 2/1/29	Caa3	1,000,000	989,600
(Boston U.), 6s, 5/15/59	A1	500,000	632,840
(First Mtge. — Orchard Cove), 5s, 10/1/19	BB/P	550,000	559,988
(Linden Ponds, Inc. Fac.), Ser. A-1,
6 1/4s, 11/15/26	B–/P	275,400	259,116
(Linden Ponds, Inc. Fac.), Ser. A-1,
6 1/4s, 11/15/39	B–/P	532,400	482,754
(Linden Ponds, Inc. Fac.), Ser. A-1,
6 1/4s, 11/15/46	B–/P	850,850	755,827
(Linden Ponds, Inc. Fac.), Ser. A-2,
5 1/2s, 11/15/46	B–/P	88,265	70,010
(Linden Ponds, Inc. Fac.), Ser. B,
zero %, 11/15/56	B–/P	439,022	3,293
(New England Conservatory of Music),
5 1/4s, 7/1/38	Baa1	805,000	861,922
(Sabis Intl.), Ser. A, 8s, 4/15/39	BBB	690,000	845,567
(Wheelock College), Ser. C, 5 1/4s, 10/1/29	BBB	1,700,000	1,809,123

MA State Dev. Fin. Agcy. Hlth. Care Fac. 144A Rev.
Bonds (Adventcare), Ser. A, 6.65s, 10/15/28	B/P	1,050,000	1,117,893

MA State Dev. Fin. Agcy. Solid Waste Disp.
Mandatory Put Bonds (5/1/19) (Dominion
Energy Brayton), Ser. 1, 5 3/4s, 12/1/42	A–	1,050,000	1,282,670

24	Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (126.7%)* cont.	Rating**	Principal amount	Value

Massachusetts cont.
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Baystate Med. Ctr.), Ser. I, 5 3/4s, 7/1/36	A+	$1,500,000	$1,660,110
(Emerson Hosp.), Ser. E, Radian Insd.,
5s, 8/15/25	BB/P	1,500,000	1,509,210
(Fisher College), Ser. A, 5 1/8s, 4/1/37	BBB–	250,000	254,103
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB–	2,550,000	2,572,568
(Milford Regl. Med.), Ser. E, 5s, 7/15/22	Baa3	2,200,000	2,326,852
(Norwood Hosp.), Ser. C, 7s, 7/1/14
(Escrowed to maturity)	BB/P	1,185,000	1,228,158
(Quincy Med. Ctr.), Ser. A, 6 1/4s, 1/15/28
(In default) †	D/P	330,776	33
(Springfield College), 5 1/2s, 10/15/26	Baa1	1,500,000	1,704,270
(Springfield College), 5 1/2s, 10/15/31	Baa1	1,100,000	1,215,995
(Springfield College), 5 5/8s, 10/15/40	Baa1	450,000	497,120
(Suffolk U.), Ser. A, 5 3/4s, 7/1/39	Baa2	950,000	1,079,894
(Suffolk U.), Ser. A, 6 1/4s, 7/1/30	Baa2	1,000,000	1,173,550

MA State Indl. Fin. Agcy. Rev. Bonds (1st Mtge.
Berkshire Retirement), Ser. A, 6 5/8s, 7/1/16	BBB	1,230,000	1,236,162

MA State Port Auth. Special Fac. Rev. Bonds
(Conrac), Ser. A, 5 1/8s, 7/1/41	A	750,000	844,913

Metro. Boston Trans. Pkg. Corp. Rev. Bonds,
5s, 7/1/41	A1	1,500,000	1,676,520
(Systemwide Pkg.), 5 1/4s, 7/1/33	A1	1,500,000	1,746,180

			32,247,089
Michigan (5.8%)
Detroit, G.O. Bonds (Cap. Impt.),
Ser. A-1, 5s, 4/1/15	B	950,000	890,882

Detroit, Wtr. & Swr. Dept. Rev. Bonds,
Ser. A, 5s, 7/1/32	A+	1,200,000	1,309,500

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B,
AGM, 6 1/4s, 7/1/36	AA–	1,660,000	1,910,942

Flint, Hosp. Bldg. Auth. Rev. Bonds
(Hurley Med. Ctr.), 6s, 7/1/20
(Prerefunded 7/1/13)	Ba1	945,000	949,271
Ser. A, 5 1/4s, 7/1/39	Ba1	750,000	757,005

Garden City, Hosp. Fin. Auth. Rev. Bonds (Garden
City Hosp.), Ser. A, 5 3/4s, 9/1/17	BB–/P	340,000	340,524

Kentwood, Economic Dev. Rev. Bonds (Holland
Home), 5 5/8s, 11/15/32	BB+/F	2,195,000	2,361,425

MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39	A1	2,000,000	2,288,659
(Henry Ford Hlth.), 5 3/4s, 11/15/39	A2	1,600,000	1,823,632
(Henry Ford Hlth. Syst.), Ser. A,
5 1/4s, 11/15/46	A2	2,565,000	2,710,307
(Chelsea Cmnty. Hosp. Oblig.), 5s, 5/15/25
(Prerefunded 5/15/15)	AA+	755,000	823,969

MI State Strategic Fund Ltd. Oblig. Rev. Bonds
(Cadillac Place Office Bldg.), 5 1/4s, 10/15/26	A1	1,250,000	1,457,513

Managed Municipal Income Trust	25

MUNICIPAL BONDS AND NOTES (126.7%)* cont.	Rating**	Principal amount	Value

Michigan cont.
MI State Strategic Fund, Ltd. Rev. Bonds
(Worthington Armstrong Venture), U.S. Govt.
Coll., 5 3/4s, 10/1/22 (Escrowed to maturity)	AAA/P	$1,350,000	$1,718,469

MI Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A, 6s, 6/1/48	B–	4,000,000	3,756,040

Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds (Mercy
Memorial Hosp.), 5 1/2s, 6/1/20	BBB	1,480,000	1,616,234

Wayne Cnty., Arpt. Auth. Rev. Bonds, Ser. A,
5s, 12/1/21	A2	2,000,000	2,380,440

			27,094,812
Minnesota (2.8%)
Douglas Cnty., Gross Hlth. Care Fac. Rev. Bonds
(Douglas Cnty. Hosp.), Ser. A, 6 1/4s, 7/1/34	BBB–	3,000,000	3,326,520

Inver Grove Heights, Nursing Home Rev. Bonds
(Presbyterian Homes Care), 5 3/8s, 10/1/26	B/P	700,000	706,825

North Oaks, Sr. Hsg. Rev. Bonds (Presbyterian
Homes North Oaks), 6 1/8s, 10/1/39	BB/P	315,000	336,036

Northfield, Hosp. Rev. Bonds, 5 3/8s, 11/1/26	BBB–	750,000	800,198

Rochester, Hlth. Care Fac. Rev. Bonds (Olmsted
Med. Ctr.), 5 7/8s, 7/1/30	A–/F	1,000,000	1,203,270

Sartell, Hlth. Care & Hsg. Facs. Rev. Bonds
(Country Manor Campus, LLC)
5 1/4s, 9/1/30	B–/P	500,000	515,965
5 1/4s, 9/1/27	B–/P	750,000	788,333

Sauk Rapids Hlth. Care & Hsg. Fac. Rev. Bonds
(Good Shepherd Lutheran Home), 7 1/2s, 1/1/39
(Prerefunded 1/1/16)	AAA/P	500,000	592,255

St. Paul, Hsg. & Redev. Auth. Charter School Lease
Rev. Bonds (Nova Classical Academy), Ser. A
6 5/8s, 9/1/42	BBB–	250,000	278,455
6 3/8s, 9/1/31	BBB–	250,000	277,835

St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast), 6s, 11/15/35	BBB–	1,350,000	1,451,155

St. Paul, Port Auth. Lease Rev. Bonds (Regions
Hosp. Pkg. Ramp), Ser. 1, 5s, 8/1/36	BBB+/P	1,125,000	1,133,280

Wayzata, Sr. Hsg. Rev. Bonds (Folkestone Sr.
Living Cmnty.), Ser. B, 4 7/8s, 5/1/19	BB+/P	1,500,000	1,509,180

			12,919,307
Mississippi (0.5%)
MS Home Corp. Rev. Bonds, Ser. B-2, GNMA Coll.,
FNMA Coll., 6.45s, 12/1/33	Aa1	365,000	382,922

Warren Cnty., Gulf Opportunity Zone Rev. Bonds
(Intl. Paper Co.), Ser. A, 6 1/2s, 9/1/32	BBB	1,600,000	1,840,592

			2,223,514
Missouri (0.6%)
Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev.
Bonds (First Mtge. Bishop Spencer), Ser. A,
6 1/2s, 1/1/35	B/P	1,500,000	1,526,385

St. Louis Arpt. Rev. Bonds (Lambert-St. Louis
Intl.), Ser. A-1, 6 5/8s, 7/1/34	A–	1,000,000	1,185,790

			2,712,175

26	Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (126.7%)* cont.	Rating**	Principal amount	Value

Montana (0.1%)
MT Fac. Fin. Auth. Rev. Bonds (Sr. Living
St. John’s Lutheran), Ser. A, 6s, 5/15/25	B+/P	$500,000	$515,330

			515,330
Nebraska (0.6%)
Central Plains, Energy Rev. Bonds (NE Gas No. 1),
Ser. A, 5 1/4s, 12/1/18	A3	1,500,000	1,690,170

Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Immanuel Oblig. Group), 5 1/2s, 1/1/30	A–/F	1,000,000	1,120,390

			2,810,560
Nevada (1.0%)
Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Mountains Edge Local No. 142), 5s, 8/1/21	BBB–	660,000	721,433
(Summerlin No. 151), 5s, 8/1/20	BB–/P	415,000	366,686
(Summerlin No. 151), 5s, 8/1/16	BB–/P	975,000	935,200

Henderson, Local Impt. Dist. Special
Assmt. Bonds
(No. T-17), 5s, 9/1/18	BB+/P	360,000	370,228
(No. T-18), 5s, 9/1/16	CCC/P	995,000	973,488

Las Vegas, Local Impt. Board Special Assmt.
Bonds (Dist. No. 607), 5.9s, 6/1/18	BB/P	1,120,000	1,147,070

			4,514,105
New Hampshire (1.6%)
NH Hlth. & Ed. Fac. Auth. Rev. Bonds
(Rivermead), Ser. A, 6 7/8s, 7/1/41	BB+/P	2,000,000	2,273,000
(Rivermead), Ser. A, 6 5/8s, 7/1/31	BB+/P	1,320,000	1,480,037
(Kendal at Hanover), Ser. A, 5s, 10/1/18	BBB+	1,875,000	1,971,131

NH State Bus. Fin. Auth. Rev. Bonds (Elliot Hosp.
Oblig. Group), Ser. A, 6s, 10/1/27	Baa1	1,700,000	1,981,367

			7,705,535
New Jersey (6.8%)
Burlington Cnty., Bridge Comm. Econ. Dev. Rev.
Bonds (The Evergreens), 5 5/8s, 1/1/38	BB+/P	2,150,000	2,224,949

NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB–	2,250,000	2,597,625
(St. Peter’s U. Hosp.), 6 1/4s, 7/1/35	Ba1	2,000,000	2,354,760
(United Methodist Homes), Ser. A,
5 3/4s, 7/1/29	BB+	2,250,000	2,251,238
(Holy Name Hosp.), 5s, 7/1/36	Baa2	2,500,000	2,611,175

NJ State Econ. Dev. Auth. Rev. Bonds
(Cigarette Tax), 5 3/4s, 6/15/29
(Prerefunded 6/15/14)	Aaa	1,000,000	1,061,520
(Continental Airlines, Inc.), 4 7/8s, 9/15/19	B2	3,000,000	3,088,290
(First Mtge. Lions Gate), Ser. A, 5 7/8s, 1/1/37	B/P	430,000	433,505
(MSU Student Hsg. — Provident Group —
Montclair LLC), 5 3/8s, 6/1/25	Baa3	2,000,000	2,281,660
(Newark Arpt. Marriott Hotel), 7s, 10/1/14	Baa3	2,400,000	2,407,967
(United Methodist Homes), Ser. A-1,
6 1/4s, 7/1/33	BB+	1,000,000	1,032,850
5s, 6/15/26	Baa1	500,000	574,925

NJ State Econ. Dev. Auth. Retirement Cmnty. Rev.
Bonds (Seabrook Village, Inc.), 5 1/4s, 11/15/36	BB–/P	860,000	885,938

Managed Municipal Income Trust	27

MUNICIPAL BONDS AND NOTES (126.7%)* cont.	Rating**	Principal amount	Value

New Jersey cont.
NJ State Econ. Dev. Auth. Solid Waste Fac.
Mandatory Put Bonds (6/1/14) (Disp. Waste
Mgt.), Ser. A, 5.3s, 6/1/15	BBB	$1,750,000	$1,833,160

NJ State Econ. Dev. Auth. Wtr. Fac. Rev. Bonds
(NJ American Wtr. Co.)
Ser. A, 5.7s, 10/1/39	A2	2,600,000	2,846,142
Ser. D, 4 7/8s, 11/1/29	A2	700,000	751,506

North Hudson, Swr. Auth. Rev. Bonds,
Ser. A, 5s, 6/1/42	A–	1,000,000	1,119,070

Union Cnty., Util. Auth. Resource Recvy. Fac.
Lease Rev. Bonds (Covanta Union), Ser. A,
5 1/4s, 12/1/31	AA+	1,450,000	1,608,239

			31,964,519
New Mexico (1.6%)
Farmington, Poll. Control Rev. Bonds
(Public Service Co. of NM San Juan), Ser. D,
5.9s, 6/1/40	BBB	500,000	560,000
(San Juan), Ser. B, 4 7/8s, 4/1/33	BBB	4,500,000	4,674,824
(AZ Pub. Svc. Co.), Ser. B, 4.7s, 9/1/24	Baa1	2,000,000	2,255,280

			7,490,104
New York (9.9%)
Broome Cnty., Indl. Dev. Agcy. Continuing Care
Retirement Rev. Bonds (Good Shepard Village),
Ser. A, 6 3/4s, 7/1/28	B/P	600,000	650,856

Huntington, Hsg. Auth. Sr. Hsg. Fac. Rev. Bonds
(Gurwin Jewish Sr. Residence), Ser. A
6s, 5/1/39	B+/P	500,000	502,115
6s, 5/1/29	B+/P	750,000	750,443

Livingston Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Nicholas H. Noyes Memorial Hosp.),
5 3/4s, 7/1/15	BB	1,240,000	1,241,339

Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
(Keyspan-Glenwood), 5 1/4s, 6/1/27	A–	2,775,000	2,784,047

Niagara, Area Dev. Corp. Solid Waste Disp. Fac.
Rev. Bonds (Covanta Holding Corp.), Ser. A,
5 1/4s, 11/1/42	Ba2	1,100,000	1,144,121

NY City, G.O. Bonds, Ser. F, 5s, 8/1/31	Aa2	1,500,000	1,755,585

NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(American Airlines — JFK Intl. Arpt.), 7 1/2s,
8/1/16 (In default) †	D/P	4,175,000	4,413,643
(British Airways PLC), 5 1/4s, 12/1/32	BB	3,425,000	3,434,796
(Jetblue Airways Corp.), 5s, 5/15/20	B–	295,000	294,997

NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. bonds
5s, 6/15/31 T	AA+	10,000,000	11,678,771

NY City, Transitional Fin. Auth. Rev. Bonds (Future
Tax), Ser. D-1, 5s, 11/1/32	AAA	2,000,000	2,338,820

NY State Dorm. Auth. Rev. Bonds (Winthrop-U.
Hosp. Assn.), Ser. A, 5 1/2s, 7/1/32
(Prerefunded 7/1/13)	Baa1	900,000	907,614

NY State Dorm. Auth. Non-State Supported
Debt Rev. Bonds (Orange Regl. Med. Ctr.),
6 1/4s, 12/1/37	Ba1	725,000	803,895

28	Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (126.7%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Dorm. Auth. Ser. C Rev bonds
5s, 3/15/31T	AAA	$5,000,000	$5,813,261

NY State Energy Research & Dev. Auth. Gas Fac.
Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A3	3,800,000	3,812,350

Port Auth. NY & NJ Special Oblig. Rev. Bonds
(Kennedy Intl. Arpt. — 5th Installment),
6 3/4s, 10/1/19	BB+/P	180,000	180,025
(JFK Intl. Air Term.), 6s, 12/1/42	Baa3	1,000,000	1,176,760

Seneca Cnty., Indl. Dev. Agcy. Solid Waste Disp.
144A Mandatory Put Bonds (10/1/13)
(IESI Corp.), 6 5/8s, 10/1/35	BB–	670,000	678,650

Suffolk Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Southampton Hosp. Assn.), Ser. A,
7 1/4s, 1/1/30	B–/P	1,250,000	1,251,588

Syracuse, Indl. Dev. Agcy. Rev. Bonds (1st Mtge. —
Jewish Home), Ser. A, 7 3/8s, 3/1/21	B+/P	685,000	685,281

			46,298,957
North Carolina (1.8%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
Ser. C, 6 3/4s, 1/1/24	A–	750,000	939,300

NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(Presbyterian Homes), 5.4s, 10/1/27	BB/P	2,000,000	2,074,160
(First Mtge. — Presbyterian Homes),
5 3/8s, 10/1/22	BB/P	1,110,000	1,170,484

NC Med. Care Comm. Retirement Fac. Rev. Bonds
(Carolina Village), 6s, 4/1/38	BB/P	500,000	525,950
(First Mtge.), Ser. A-05, 5 1/2s, 10/1/35	BB+/P	1,730,000	1,752,368
(First Mtge.), Ser. A-05, 5 1/4s, 10/1/25	BB+/P	700,000	712,250
(Forest at Duke), 5 1/8s, 9/1/27	BBB+/F	1,000,000	1,062,210

NC State Hsg. Fin. Agcy. FRB (Homeownership),
Ser. 26-A, 5 1/2s, 1/1/38	Aa2	285,000	289,483

			8,526,205
Ohio (5.4%)
American Muni. Pwr. — Ohio, Inc. Rev. Bonds
(Prairie Street Energy Campus), Ser. A,
5 1/4s, 2/15/33	AA–	5,000,000	5,582,600

Buckeye, Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A-2
5 7/8s, 6/1/30	B3	3,340,000	2,993,241
5 3/4s, 6/1/34	B3	3,500,000	3,063,060
5 1/8s, 6/1/24	B3	990,000	916,799

Cleveland, Arpt. Syst. Rev. Bonds,
Ser. A, 5s, 1/1/31	A–	400,000	448,288

Franklin Cnty., Hlth. Care Fac. Rev. Bonds
(Presbyterian Svcs.), Ser. A, 5 5/8s, 7/1/26	BBB	2,750,000	3,083,877

Hickory Chase, Cmnty. Auth. Infrastructure
Impt. Rev. Bonds (Hickory Chase), 7s, 12/1/38
(In default) †	D/P	644,000	289,800

Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp.
Syst.), Ser. C, 5 5/8s, 8/15/29	A3	1,530,000	1,708,949

Managed Municipal Income Trust	29

MUNICIPAL BONDS AND NOTES (126.7%)* cont.	Rating**	Principal amount	Value

Ohio cont.
Lorain Cnty., Port Auth. Recovery Zone Fac. Rev.
Bonds (U.S. Steel Corp.), 6 3/4s, 12/1/40	BB	$1,000,000	$1,100,600

OH State Air Quality Dev. Auth. Rev. Bonds (Valley
Elec. Corp.), Ser. E, 5 5/8s, 10/1/19	Baa3	1,300,000	1,519,102

OH State Higher Edl. Fac. Comm. Rev. Bonds
(U. Hosp. Hlth. Syst.), Ser. 09-A, 6 3/4s,
1/15/39 (Prerefunded 1/15/15)	A2	2,000,000	2,217,480
(Kenyon College), 5s, 7/1/44	A1	800,000	864,344

Southeastern OH Port Auth. Hosp. Fac. Rev.
Bonds, 5 3/4s, 12/1/32	BB/P	900,000	997,803

Toledo-Lucas Cnty., Port Auth. Rev. Bonds (CSX
Transn, Inc.), 6.45s, 12/15/21	Baa2	500,000	642,380

			25,428,323
Oklahoma (0.9%)
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds
(Homeownership Loan),

Ser. B, 5.35s, 3/1/35	Aaa	1,025,000	1,074,578

Ser. C, GNMA Coll., FNMA Coll., 5.95s, 3/1/37	Aaa	925,000	977,004

OK State Tpk. Auth. VRDN, Ser. F, 0.18s, 1/1/28	VMIG1	400,000	400,000

Tulsa Cnty., Indl. Auth. Rev. Bonds (Sr. Living
Cmnty. Montereau, Inc.), Ser. A
7 1/8s, 11/1/30	BB–/P	1,250,000	1,428,925
6 7/8s, 11/1/23	BB–/P	500,000	527,785

			4,408,292
Oregon (0.3%)
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza, Inc.), 5s, 12/1/29	BBB/F	350,000	387,594

Warm Springs Reservation, Confederated Tribes
144A Rev. Bonds (Pelton Round Butte Tribal),
Ser. B, 6 3/8s, 11/1/33	A3	700,000	809,410

			1,197,004
Pennsylvania (6.8%)
Allegheny Cnty., Higher Ed. Bldg. Auth.
Rev. Bonds (Robert Morris U.), Ser. A,
5 1/2s, 10/15/30	Baa3	1,000,000	1,141,400

Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds (U.S.
Steel Corp.), 6 3/4s, 11/1/24	BB	2,000,000	2,228,380

Allentown, Neighborhood Impt. Zone Dev. Auth.
Rev. Bonds, Ser. A
5s, 5/1/42	Baa2	800,000	856,192
5s, 5/1/35	Baa2	500,000	542,175
5s, 5/1/32	Baa2	200,000	220,060

Bucks Cnty., Indl. Dev. Auth. Retirement Cmnty.
Rev. Bonds (Ann’s Choice, Inc.), Ser. A
6 1/8s, 1/1/25	BB/P	1,160,000	1,177,713
5.3s, 1/1/14	BB/P	690,000	697,197

Chester Cnty., Indl. Dev. Auth. Student Hsg. Rev.
Bonds (West Chester U. Student Hsg., LLC),
Ser. A, 5s, 8/1/45	Baa3	600,000	632,430

Cumberland Cnty., Muni. Auth. Rev. Bonds
(Presbyterian Homes Oblig.), Ser. A,
5.45s, 1/1/21	BBB+	550,000	550,886
(Presbyterian Homes), Ser. A, 5.35s, 1/1/20	BBB+	515,000	515,865

30	Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (126.7%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Delaware Cnty., Indl. Dev. Auth. Resource Recvy.
Rev. Bonds, Ser. A, 6.1s, 7/1/13	Ba1	$110,000	$110,183

Lancaster Cnty., Hosp. Auth. Rev. Bonds (Brethren
Village), Ser. A, 6 3/8s, 7/1/30	BB–/P	625,000	671,181

Lebanon Cnty., Hlth. Facs. Rev. Bonds (Pleasant
View Retirement), Ser. A, 5.3s, 12/15/26	BB/P	1,800,000	1,821,276

Lycoming Cnty. Auth. Rev. Bonds, 5s, 5/1/26	A	2,000,000	2,264,400

Lycoming Cnty., Auth. Hlth. Syst. Rev. Bonds
(Susquehanna Hlth. Syst.), Ser. A, 5 3/4s, 7/1/39	BBB+	3,000,000	3,327,179

Montgomery Cnty., Indl. Auth. Resource
Recvy. Rev. Bonds (Whitemarsh Cont. Care),
6 1/4s, 2/1/35	B–/P	1,100,000	1,118,370

Northampton Cnty., Hosp. Auth. Mandatory Put
Bonds (8/15/16) (Saint Luke’s Hosp.), Ser. C,
4 1/2s, 8/15/32	A3	1,500,000	1,626,525

PA Econ. Dev. Fin. Auth. Exempt Fac. Rev. Bonds
(Allegheny Energy Supply Co.), 7s, 7/15/39	Baa3	2,000,000	2,391,900

PA State Econ. Dev. Fin. Auth. Resource Recvy.
Rev. Bonds (Colver), Ser. F, AMBAC, 5s, 12/1/15	BBB–	1,650,000	1,707,981

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Shippensburg U.), 6 1/4s, 10/1/43	Baa3	500,000	581,210
(Edinboro U. Foundation), 5.8s, 7/1/30	Baa3	1,000,000	1,143,840
(Gwynedd Mercy College), Ser. KK1,
5 3/8s, 5/1/42	BBB–	785,000	835,350
(Indiana U.), Ser. A, 5s, 7/1/41	BBB+	500,000	544,010

Philadelphia, Auth. for Indl. Dev. Rev. Bonds
(Master Charter School), 6s, 8/1/35	BBB+	600,000	673,578

Philadelphia, Gas Wks. Rev. Bonds,
Ser. 9, 5s, 8/1/30	BBB+	1,000,000	1,087,190

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds (Graduate Hlth. Syst.), 7 1/4s, 7/1/13
(In default) †	D/P	2,695,052	270

Pittsburgh G.O. Bonds, Ser. B, 5s, 9/1/26	A1	1,000,000	1,166,950

Susquehanna, Area Regl. Arpt. Syst. Auth. Rev.
Bonds, Ser. A, 6 1/2s, 1/1/38	Baa3	1,325,000	1,481,814

Wilkes-Barre, Fin. Auth. Rev. Bonds (Wilkes
U.), 5s, 3/1/22	BBB	560,000	609,498

			31,725,003
Puerto Rico (2.6%)
Cmnwlth. of PR, G.O. Bonds
Ser. C, 6 1/2s, 7/1/40	Baa3	2,000,000	2,142,120
Ser. A, FGIC, 5 1/2s, 7/1/21	Baa3	1,000,000	1,053,640
(Pub. Impt.), Ser. A, NATL, 5 1/2s, 7/1/20	Baa2	1,000,000	1,061,200
(Pub. Impt.), Ser. E, 5 3/8s, 7/1/30	Baa3	3,000,000	3,016,499

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
Ser. L, AMBAC, 5 1/4s, 7/1/38	BBB	1,845,000	1,814,502

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env.
Control Facs. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Ba1	1,000,000	1,000,070

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds,
Ser. A, zero %, 8/1/30	A+	5,000,000	1,998,250

			12,086,281

Managed Municipal Income Trust	31

MUNICIPAL BONDS AND NOTES (126.7%)* cont.	Rating**	Principal amount	Value

Rhode Island (0.3%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
6 1/8s, 6/1/32	BBB	$1,490,000	$1,514,287

			1,514,287
South Carolina (0.3%)
Georgetown Cnty., Env. Impt. Rev. Bonds (Intl.
Paper Co.), Ser. A, 5s, 8/1/30	BBB	1,135,000	1,135,999

SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
(Palmetto Hlth.), Ser. C, U.S. Govt. Coll., 6s,
8/1/20 (Prerefunded 8/1/13)	Baa1	110,000	111,541

			1,247,540
Tennessee (0.6%)
Johnson City, Hlth. & Edl. Fac. Board
Hosp. Rev. Bonds (Mountain States Hlth.
Alliance), 6s, 7/1/38	Baa1	1,450,000	1,699,821

Johnson City, Hlth. & Edl. Facs. Board Retirement
Fac. Rev. Bonds (Appalachian Christian Village),
Ser. A, 6 1/4s, 2/15/32 (Prerefunded 2/15/14)	AAA/P	1,000,000	1,046,590

			2,746,411
Texas (12.0%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears
Methodist Retirement)
Ser. A, 7s, 11/15/33	CCC/P	524,000	342,570
Ser. A, U.S. Govt. Coll., 7s, 11/15/33
(Prerefunded 11/15/13)	CCC/P	76,000	79,529
5 7/8s, 11/15/18 (In default) †	D/P	580,000	390,682
Ser. A, 5 7/8s, 11/15/18 (In default) †	D/P	13,000	8,757
6s, 11/15/29 (In default) †	D/P	1,124,000	739,828

Brazos, Harbor Indl. Dev. Corp. Env. Fac.
Mandatory Put Bonds (5/1/28) (Dow Chemical),
5.9s, 5/1/38	BBB	2,200,000	2,489,519

Central TX Regl. Mobility Auth. Rev. Bonds (Sr.
Lien), Ser. A, 5s, 1/1/33 ##	Baa2	525,000	579,989

Gulf Coast, Waste Disp. Auth. Rev. Bonds, Ser. A,
6.1s, 8/1/24	BBB	450,000	451,931

Harris Cnty., Cultural Ed. Fac. Fin. Corp.
Rev. Bonds (YMCA of Greater Houston),
Ser. A, 5s, 6/1/33	Baa3	1,000,000	1,096,150

Houston, Arpt. Syst. Rev. Bonds
(Continental Airlines, Inc.), Ser. C, 5.7s, 7/15/29	B2	6,185,000	6,203,988
(Continental Airlines, Inc.), Ser. E,
6 3/4s, 7/1/29	B2	4,000,000	4,016,360
(Continental Airlines, Inc.), Ser. E, 7s, 7/1/29	B2	500,000	502,935
(Special Fac. — Continental Airlines, Inc.), Ser. E,
6 3/4s, 7/1/21	B2	1,600,000	1,607,792
Ser. A, 5s, 7/1/24	A	1,500,000	1,733,295

La Vernia, Higher Ed. Fin. Corp. Rev. Bonds (Kipp,
Inc.), Ser. A
6 3/8s, 8/15/44	BBB	1,100,000	1,270,280
6 1/4s, 8/15/39	BBB	1,975,000	2,276,563

Love Field, Arpt. Modernization Corp. Special
Fac. Rev. Bonds (Southwest Airlines Co.),
5 1/4s, 11/1/40	Baa3	3,500,000	3,818,745

32	Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (126.7%)* cont.	Rating**	Principal amount	Value

Texas cont.
Matagorda Cnty., Poll. Control Rev. Bonds
(Cent Pwr. & Light Co.), Ser. A, 6.3s, 11/1/29	Baa2	$1,000,000	$1,166,420
(Dist. No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	Baa2	1,250,000	1,325,525

Newark, Cultural Ed. Facs. Fin. Corp. Rev. Bonds
(AW Brown-Fellowship Leadership Academy),
Ser. A, 6s, 8/15/42	BBB–	670,000	703,085

North Texas Edl. Fin. Co. Rev. Bonds (Uplift Edl.),
Ser. A, 5 1/4s, 12/1/47	BBB–	2,000,000	2,198,260

North TX, Tollway Auth. Rev. Bonds
Ser. A, 6s, 1/1/25	A2	1,000,000	1,181,050
(Toll 2nd Tier), Ser. F, 5 3/4s, 1/1/38	A3	1,750,000	1,956,185

Sam Rayburn, Muni. Pwr. Agcy. Rev. Bonds,
5s, 10/1/21	BBB+	500,000	597,630

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds
(Sr. Living Ctr.), Ser. A, 8 1/4s, 11/15/39	B+/P	3,000,000	3,440,520
(Buckner Retirement Svcs., Inc.),
5 1/4s, 11/15/37	A–	1,900,000	1,992,739
(Air Force Village), 5 1/8s, 5/15/27	BBB–/F	3,100,000	3,211,135

Travis Cnty., Cultural Ed. Facs. Fin. Corp. Rev.
Bonds (Wayside Schools), Ser. A, 5 1/4s, 8/15/42	BB+	1,000,000	1,005,920

TX Muni. Gas Acquisition & Supply Corp. I Rev.
Bonds, Ser. A, 5 1/4s, 12/15/24	A–	2,000,000	2,344,180

TX Private Activity Surface Trans.
Corp. Rev. Bonds
(NTE Mobility), 7 1/2s, 12/31/31	Baa2	2,000,000	2,493,080
(LBJ Infrastructure), 7s, 6/30/40	Baa3	1,500,000	1,839,390

TX State Dept. of Hsg. & Cmnty. Affairs Rev.
Bonds, Ser. C, GNMA Coll., FNMA Coll., FHLMC
Coll., 6.9s, 7/2/24	AA+	400,000	416,548

TX State Muni. Gas Acquisition & Supply Corp. III
Rev. Bonds, 5s, 12/15/31	A3	1,500,000	1,616,220

TX State Trans. Comm. Tpk. Syst. Mandatory
Put Bonds (2/15/15) (1st Tier), Ser. B,
1 1/4s, 8/15/42	A–	1,000,000	1,007,950

			56,104,750
Virginia (2.1%)
Albemarle Cnty., Indl. Dev. Auth. Res.
Care Fac. Rev. Bonds (Westminster-
Canterbury), 5s, 1/1/24	BB–/P	600,000	618,150

Chesapeake, Toll Rd. Rev. Bonds (Sr. Trans. Syst.),
Ser. A, 5s, 7/15/27	BBB	300,000	334,122

Henrico Cnty., Econ. Dev. Auth. Res. Care
Fac. Rev. Bonds
(Westminster-Canterbury), 5s, 10/1/22	BBB	1,000,000	1,031,650
(United Methodist Homes), 5s, 6/1/22	BB+/P	625,000	692,231

Lynchburg, Indl. Dev. Auth. Res. Care Fac. Rev.
Bonds (Westminster-Canterbury)
5s, 7/1/31	BB/P	1,250,000	1,295,475
4 7/8s, 7/1/21	BB/P	1,000,000	1,054,749

Managed Municipal Income Trust	33

MUNICIPAL BONDS AND NOTES (126.7%)* cont.	Rating**	Principal amount	Value

Virginia cont.
Route 460 Funding Corp. Toll Rd. Rev. Bonds
(Sr. Lien), Ser. A, 5 1/8s, 7/1/49	Baa3	$450,000	$487,215

VA ST Small Bus. Fin. Auth. Rev. Bonds
(Elizabeth River Crossings OPCO,
LLC), 6s, 1/1/37	BBB–	900,000	1,037,619
(Express Lanes, LLC), 5s, 7/1/34	BBB–	900,000	940,464

Washington Cnty., Indl. Dev. Auth. Hosp. Fac. Rev.
Bonds (Mountain States Hlth. Alliance), Ser. C,
7 3/4s, 7/1/38	Baa1	1,700,000	2,110,448

			9,602,123
Washington (3.6%)
King Cnty., Wtr & Swr. Rev. Bonds, 5s, 1/1/45	AA+	1,500,000	1,671,510

Port Seattle, Port Indl. Dev. Corp. Rev. Bonds
(Delta Airlines, Inc.), 5s, 4/1/30	B–	300,000	306,552

Skagit Cnty., Pub. Hosp. Rev. Bonds (Dist.
No. 001), 5 3/4s, 12/1/35	Baa2	2,500,000	2,740,700

Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	Baa1	2,385,000	2,433,915
6 1/2s, 6/1/26	A3	415,000	429,056

WA State G.O. Bonds (Sr. 520 Corridor-Motor
Vehicle Tax), Ser. C, 5s, 6/1/28 T	AA+	5,000,000	5,932,775

WA State Higher Ed. Fac. Auth. Rev. Bonds
(Whitworth U.), 5 5/8s, 10/1/40	Baa1	400,000	437,844

WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7s, 7/1/39	Baa3	1,000,000	1,161,130
(Kadlec Med. Ctr.), 5 1/2s, 12/1/39	Baa3	1,500,000	1,609,290

			16,722,772
West Virginia (0.2%)
WV State Hosp. Fin. Auth. Rev. Bonds (Thomas
Hlth. Syst.), 6 3/4s, 10/1/43	B/P	735,000	772,228

			772,228
Wisconsin (0.7%)
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds (Sr. Oblig.
Group), 5 1/4s, 7/1/28	BBB–	350,000	385,238

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(St. Johns Cmntys. Inc.), Ser. A, 7 5/8s, 9/15/39	BB/P	1,150,000	1,346,937
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	1,250,000	1,464,963

			3,197,138

Total municipal bonds and notes (cost $541,931,200)			$592,246,272

PREFERRED STOCKS (0.9%)*		Shares	Value

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A-5,
$5.00 cum. pfd		4,000,000	$4,003,320

Total preferred stocks (cost $4,000,000)			$4,003,320

34	Managed Municipal Income Trust

COMMON STOCKS (—%)*	Shares	Value

Tembec, Inc. (Canada) †	1,750	$5,871

Total common stocks (cost $1,273,945)		$5,871

TOTAL INVESTMENTS

Total investments (cost $547,205,145)		$596,255,463

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2012 through April 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $467,561,430.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

## Forward commitment, in part or in entirety (Note 1).

T Underlying security in a tender option bond transaction. The security has been segregated as collateral for financing transactions (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $18,006,910 to cover certain tender option bonds.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Mandatory Put Bonds are the current interest rates at the close of the reporting period.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	39.7%
Utilities	19.2
Transportation	14.9
Education	11.7

Managed Municipal Income Trust	35

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$5,871	$—	$—

Total common stocks	5,871	—	—

Municipal bonds and notes	$—	$592,246,272	$—

Preferred stocks	—	4,003,320	—

Totals by level	$5,871	$596,249,592	$—

The accompanying notes are an integral part of these financial statements.

36	Managed Municipal Income Trust

Statement of assets and liabilities 4/30/13 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $547,205,145)	$596,255,463

Cash	545,238

Interest and other receivables	9,335,451

Receivable for investments sold	2,313,050

Total assets	608,449,202

LIABILITIES

Distributions payable to preferred shareholders (Note 1)	5,193

Preferred share remarketing agent fees	25,215

Distributions payable to shareholders	2,244,452

Payable for purchases of delayed delivery securities (Note 1)	573,153

Payable for compensation of Manager (Note 2)	785,992

Payable for custodian fees (Note 2)	3,189

Payable for investor servicing fees (Note 2)	19,449

Payable for Trustee compensation and expenses (Note 2)	173,049

Payable for administrative services (Note 2)	851

Payable for floating rate notes issued (Note 1)	13,544,651

Other accrued expenses	12,578

Total liabilities	17,387,772

Series A remarketed preferred shares: (245 shares authorized and issued
at $100,000 per share) (Note 4)	24,500,000

Series C remarketed preferred shares: (1,980 shares authorized and issued
at $50,000 per share) (Note 4)	99,000,000

Net assets	$467,561,430

REPRESENTED BY

Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$459,962,081

Distributions in excess of net investment income (Note 1)	(1,262,212)

Accumulated net realized loss on investments (Note 1)	(40,188,757)

Net unrealized appreciation of investments	49,050,318

Total — Representing net assets applicable to common shares outstanding	$467,561,430

COMPUTATION OF NET ASSET VALUE

Net asset value per common share ($467,561,430 divided by 57,693,103 shares)	$8.10

The accompanying notes are an integral part of these financial statements.

Managed Municipal Income Trust	37

Statement of operations Six months ended 4/30/13 (Unaudited)

INTEREST INCOME	$15,473,068

EXPENSES

Compensation of Manager (Note 2)	$1,589,463

Investor servicing fees (Note 2)	117,142

Custodian fees (Note 2)	5,284

Trustee compensation and expenses (Note 2)	25,941

Administrative services (Note 2)	8,452

Interest and fee expense (Note 2)	36,139

Preferred share remarketing agent fees	92,113

Other	156,216

Total expenses	2,030,750

Expense reduction (Note 2)	(463)

Net expenses	2,030,287

Net investment income	13,442,781

Net realized loss on investments (Notes 1 and 3)	(606,348)

Net unrealized appreciation of investments during the period	904,765

Net gain on investments	298,417

Net increase in net assets resulting from operations	$13,741,198

DISTRIBUTIONS TO SERIES A AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income
Taxable net investment income	(126)

From tax exempt net investment income	(96,242)

Net increase in net assets resulting from operations
(applicable to common shareholders)	$13,644,830

The accompanying notes are an integral part of these financial statements.

38	Managed Municipal Income Trust

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 4/30/13*	Year ended 10/31/12

Operations:
Net investment income	$13,442,781	$27,681,690

Net realized loss on investments	(606,348)	(3,195,255)

Net unrealized appreciation of investments	904,765	44,600,253

Net increase in net assets resulting from operations	13,741,198	69,086,688

DISTRIBUTIONS TO SERIES A AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income
Taxable net investment income	(126)	(1,401)

From tax exempt net investment income	(96,242)	(187,662)

Net increase in net assets resulting from operations
(applicable to common shareholders)	13,644,830	68,897,625

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 1):

From ordinary income
Taxable net investment income	(19,163)	(168,479)

From tax exempt net investment income	(13,441,283)	(26,996,651)

Increase from issuance of common shares in connection
with reinvestment of distributions	648,716	1,075,030

Total increase in net assets	833,100	42,807,525

NET ASSETS

Beginning of period	466,728,330	423,920,805

End of period (including distributions in excess of net investment
income of $1,262,212 and $1,148,179, respectively)	$467,561,430	$466,728,330

NUMBER OF FUND SHARES

Common shares outstanding at beginning of period	57,627,845	57,489,218

Shares issued in connection with reinvestment
of distributions	65,258	138,627

Common shares outstanding at end of period	57,693,103	57,627,845

Remarketed preferred shares outstanding at beginning
and end of period	2,225	2,225

* Unaudited

The accompanying notes are an integral part of these financial statements.

Managed Municipal Income Trust	39

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
	Six months ended**			Year ended

	4/30/13	10/31/12	10/31/11	10/31/10	10/31/09	10/31/08

Net asset value, beginning of period
(common shares)	$8.10	$7.37	$7.62	$7.17	$6.23	$8.04

Investment operations:

Net investment income[a]	.23	.48	.51	.52	.50	.56

Net realized and unrealized
gain (loss) on investments	— [e]	.72	(.23)	.46	.92	(1.84)

Total from investment operations	.23	1.20	.28	.98	1.42	(1.28)
Distributions to preferred shareholders:

From net investment income	— [e]	— [e]	— [e]	(.01)	(.02)	(.12)

Total from investment operations
(applicable to common shareholders)	.23	1.20	.28	.97	1.40	(1.40)
Distributions to common shareholders:

From net investment income	(.23)	(.47)	(.53)	(.52)	(.46)	(.42)

Total distributions	(.23)	(.47)	(.53)	(.52)	(.46)	(.42)

Increase from shares repurchased	—	—	—	—	—	.01

Net asset value, end of period
(common shares)	$8.10	$8.10	$7.37	$7.62	$7.17	$6.23

Market price, end of period
(common shares)	7.95	$8.37	$7.50	$7.73	$6.59	$5.70

Total return at market price (%)
(common shares)[b]	(2.24)*	18.52	4.47	25.94	24.96	(15.69)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(common shares) (in thousands)	$467,561	$466,728	$423,921	$437,394	$410,733	$356,857

Ratio of expenses to average
net assets (including interest
expense) (%)[c,d]	0.43* [f]	.89 [f]	1.03 [f]	.94 [f]	1.03 [f]	1.28 [f]

Ratio of net investment income
to average net assets (%)[c]	2.85*	6.12	7.04	7.03	7.66	5.87

Portfolio turnover (%)	5*	15	17	17	25	41

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

d Includes amounts paid through expense offset arrangements (Note 2).

e Amount represents less than $0.01 per share.

f Includes interest and fee expense associated with borrowings which amounted to 0.01%, 0.02%, 0.01%, 0.02% and 0.05% of the average net assets for the periods ended April 30, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009, respectively (Note 1).

The accompanying notes are an integral part of these financial statements.

40	Managed Municipal Income Trust

Notes to financial statements 4/30/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2012 through April 30, 2013.

Putnam Managed Municipal Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The investment objective of the fund is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam Management believes does not involve undue risk to income or principal. Up to 60% of the fund’s assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage primarily by issuing preferred shares in an effort to enhance the returns for the common shareholders.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes

Managed Municipal Income Trust	41

at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $31,551,562 were held by the TOB trust and served as collateral for $13,544,651 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $7,478 for these investments based on an average interest rate of 0.15%.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At October 31, 2012, the fund had a capital loss carryover of $39,479,488 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$—	$2,939,585	$2,939,585	*

574,057	N/A	574,057	October 31, 2013

3,275,525	N/A	3,275,525	October 31, 2014

954,441	N/A	954,441	October 31, 2015

11,265,981	N/A	11,265,981	October 31, 2016

12,490,924	N/A	12,490,924	October 31, 2017

3,146,619	N/A	3,146,619	October 31, 2018

4,832,356	N/A	4,832,356	October 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares Series A is generally a 28 day period. The applicable dividend rate for the remarketed preferred shares Series A on April 30, 2013 was 0.176%. Each dividend period for the remarketed preferred shares Series C is generally a 7 day period. The applicable dividend rate for the remarketed preferred shares Series C on April 30, 2013 was 0.143%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

During the reporting period, the fund has experienced unsuccessful remarketings of its remarketed preferred shares. As a result, dividends to the remarketed preferred shares have been paid at the “maximum dividend rate,”

42	Managed Municipal Income Trust

pursuant to the fund’s by-laws, which, based on the current credit quality of the remarketed preferred shares, equals 110% of the 60-day “AA” composite commercial paper rate.

Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference (redemption value of preferred shares , plus accumulated and unpaid dividends) of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund, including assets attributable to preferred shares. Such fee is based on the following annual rates based on the average weekly net assets attributable to common and preferred shares.

The lesser of (i) 0.55% of average net assets attributable to common and preferred shares outstanding, or (ii) the following rates:

0.65%	of the first $500 million of average	0.425%	of the next $5 billion of average weekly
	weekly net assets,		net assets,

0.55%	of the next $500 million of average	0.405%	of the next $5 billion of average weekly
	weekly net assets,		net assets,

0.50%	of the next $500 million of average	0.39%	of the next $5 billion of average weekly
	weekly net assets,		net assets, and

0.45%	of the next $5 billion of average weekly	0.38%	of any excess thereafter.
	net assets,

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fee rates under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc. and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $463 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $338, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004.

Managed Municipal Income Trust	43

Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $37,828,442 and $29,581,428 respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Preferred shares

The Series A (245) and Series C (1,980) Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per Series A Remarketed Preferred share and at $50,000 per Series C Remarketed Preferred share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At period end, no such restrictions have been placed on the fund.

Note 5: Shares repurchased

In September 2012, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2013 (based on shares outstanding as of October 7, 2012). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2012 (based on shares outstanding as of October 7, 2011). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees. For the reporting period, the fund did not repurchase any of its outstanding common shares.

At the close of the reporting period, Putnam Investments, LLC owned approximately 710 shares of the fund (0.001% of the fund’s shares outstanding), valued at $5,751 based on net asset value.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 7: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

44	Managed Municipal Income Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Charles B. Curtis	Vice President and
Investment Sub-Manager	Robert J. Darretta	Chief Compliance Officer
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Michael J. Higgins
London, England SW1A 1LD	Paul L. Joskow	Vice President and Treasurer
Elizabeth T. Kennan
Marketing Services	Kenneth R. Leibler	Janet C. Smith
Putnam Retail Management	Robert E. Patterson	Vice President,
One Post Office Square	George Putnam, III	Principal Accounting Officer,
Boston, MA 02109	Robert L. Reynolds	and Assistant Treasurer
W. Thomas Stephens
Custodian		Susan G. Malloy
State Street Bank	Officers	Vice President and
and Trust Company	Robert L. Reynolds	Assistant Treasurer
President
Legal Counsel		James P. Pappas
Ropes & Gray LLP	Jonathan S. Horwitz	Vice President
Executive Vice President,
	Principal Executive Officer, and	Mark C. Trenchard
	Compliance Liaison	Vice President and
BSA Compliance Officer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
Associate Treasurer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA700
281415 6/13

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

November 1 – November 30, 2012	—	—	—	5,761,514
December 1 – December 31, 2012	—	—	—	5,761,514
January 1 – January 31, 2013	—	—	—	5,761,514
February 1 – February 28, 2013	—	—	—	5,761,514
March 1 – March 31, 2013	—	—	—	5,761,514
April 1 – April 30, 2013	—	—	—	5,761,514

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund’s outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2011, which remained in effect between October 8, 2011 and October 7, 2012, allowed the fund to repurchases up to a total of 5,747,266 of its shares. The program renewed by the Board in September 2012, which will remain in effect between October 8, 2012 and October 7, 2013, allows the fund to repurchases up to a total of 5,761,514 of its shares.

** Information prior to October 7, 2012 is based on the total number of shares eligible for repurchase under the program, as amended through September 2011. Information from October 8, 2012 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2012.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Managed Municipal Income Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 27, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 27, 2013